                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of The Sportsman's Guide, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Gregory R. Binkley, Chief Executive Officer, and I, Charles B. Lingen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 10, 2004

                           /s/ Gregory R. Binkley
                           -------------------------------------------------
                           Gregory R. Binkley, President
                           (Chief Executive Officer)

                           /s/ Charles B. Lingen
                           -------------------------------------------------
                           Charles B. Lingen, Executive Vice President
                           of Finance and Administration/Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to The Sportsman's Guide, Inc. and will be retained by The Sportsman's Guide, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.